SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                    CURRENT REPORT UNDER SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (date of earliest event reported): September 10, 1998
                         Commission file number 0-10104




                             LA TEKO RESOURCES LTD.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



   BRITISH COLUMBIA, CANADA                          87-0483319
  ------------------------------                    -----------------
 (State or other jurisdiction of                   (I.R.S. Employer
 incorporation or organization)                    Identification No.)


     SUITE 500, 625 HOWE ST.
         VANCOUVER, B.C.                               V6C 2T6
  ------------------------------                    -----------------
(Address of principal executive offices)             (Zip code)


              Registrant's telephone number, including area code:
                                 (604) 688-0833



                                 NOT APPLICABLE
   (Former name, former address and formal fiscal year, if changes since last report)


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                              ITEM 5: OTHER EVENTS

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On September 10, 1998, La Teko Resources Ltd. announced that the seven hole drill program on the Scheelite Dome gold property in the central Yukon has been completed. A total of 1,268 meters (4,160 feet) of core drilling was carried out on targets selected within a 2.1 km by 1.2 km (1.3 miles by 0.8 miles) area of the 116 square kilometer (45 square miles) property. The drill holes included vertical and angled holes ranging in length from 147 m to 216 m (482 ft to 708 ft). Each hole successfully reached the target depth.

The Scheelite Dome drilling tested targets selected using a combination of features, including soil and rock gold anomalies, geological structures which are believed to be possible controlling features of the mineralization and chargeability and resistivity anomalies from an induced polarization survey completed in June of this year. The targets are within a strong east-west trending gold mineralized system as outlined by anomalous gold in soils and bedrock over an area 4 km by 1.5 km (2.5 miles by 0.9 miles). The geologic setting, within metasedimentary rocks intruded by a 90 million year old granitic intrusion, is very similar to the new Teck/Sumitomo Pogo discovery (4.5 million ounces of gold) as well as the Fort Knox mine and the La Teko/Newmont True North deposit in Alaska. All of these deposits are within the evolving Tintina Gold Belt.

Each of the drill holes intersected primarily quartzite and phyllite metasedimentary units with minor dykes. Within the drilling numerous sections were variably silicified and sulphide mineralization, including arsenopyrite, pyrite, pyrrhotite and stibnite, was present. Cross cutting quartz veins also occurred in various sections. The rock units, alteration and structures observed indicate that the drilling successfully tested the identified targets.

The core has been split and sent to a laboratory for gold and 32 element ICP analysis. The results are anticipated by the end of the month and will be released when they are available.

La Teko has an option to earn a 100% interest in Scheelite Dome from Kennecott Canada Exploration Inc. by spending C$800,000 on exploration over four years and paying C$135,000 to the underlying vendor (fully paid). Kennecott can either retain a 2% NSR or exercise a 49% back-in right upon completion of a feasibility study. The property is road accessible, 25 km (16 miles) northwest of the town of Mayo.

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                                   SIGNATURES

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Pursuant to the requirements of section 13 or 15(d) of the Securities Exchange of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                   LA TEKO RESOURCES LTD.


Dated: September 16, 1998          By /s/ Gerald G. Carlson, President & CEO